TIFF Investment Program (“TIP”)

Supplement dated March 21, 2019

to the TIP Prospectus dated April 30, 2018, as Supplemented September 20, 2018 and January 2, 2019

This supplement provides new and additional information to the TIP prospectus dated April 30, 2018, as supplemented September 20, 2018 and January 2, 2019.

On March 20, 2019, the Board of Trustees of TIP (“Board”) approved an amendment to the money manager agreement and amended and restated fee schedule, to be effective April 1, 2019, with existing money manager, Mission Value Partners, LLC (“MVP”), which reduced the fee rates payable pursuant to the agreement.

The following paragraphs replace the paragraphs regarding MVP in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on pages 26-27 of the prospectus:

Mission Value Partners, LLC (793 Broadway, Sonoma, CA 95476) is compensated with a base fee, payable monthly, and a performance fee, payable annually. The base fee rate is a blended rate calculated by (i) applying 0.75% on the first $100 million of ‘‘TIFF assets’’; and 0.50% on all remaining ‘‘TIFF assets’’ in excess of $100 million, (ii) summing the result of each calculation, and (iii) dividing by ‘‘TIFF assets.’’ For purposes of this calculation, ‘‘TIFF assets’’ means the daily average over the applicable period of Multi-Asset Fund assets plus the assets of other funds advised by TAS or its affiliates that are managed by Mission Value Partners. The base fee rate is then divided by twelve (12) and multiplied by the average daily net assets of Multi-Asset Fund to determine the monthly base fee for Multi-Asset Fund.

For the performance fee, Mission Value Partners receives 10% of the amount by which the annualized return of Multi-Asset Fund’s portfolio managed by Mission Value Partners exceeds the annualized performance of a fixed hurdle, measured over rolling thirty-six (36) month periods, subject to a cap of 1% and a floor of 0%, multiplied by the average daily net asset value of Multi-Asset Fund’s portfolio managed by Mission Value Partners over the same rolling thirty-six (36) month period. The fixed hurdle is equal to (a) 4.5% if Mission Value Partners’ total assets under management are less than or equal to $500 million or (b) 5.5% if Mission Value Partners’ total assets under management are greater than $500 million. During the first three years of the inception of an account with Mission Value Partners, the performance fee is similarly structured, with measurement periods for the performance of Multi-Asset Fund’s portfolio starting as of the first day of the first full calendar month after the assets are placed with Mission Value Partners and ending as of the last day of the 12th, 24th, and 36th full calendar month, respectively.

Andrew McDermott (President) founded Mission Value Partners in 2010. Prior to founding Mission Value Partners, he was a senior investment professional at Southeastern Asset Management, Inc. and co-managed the Longleaf Partners International Fund offered by Southeastern Asset Management for approximately eleven years.

Please keep this supplement for future reference.